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                                                                   Exhibit 10.35

                                                                  EXECUTION COPY

                                     CONSENT

                                       to

                              AMENDED AND RESTATED

                      LEASE RECEIVABLES PURCHASE AGREEMENT

     THIS CONSENT (this "Consent") dated as of December 20, 2000, is entered into among HPSC BRAVO FUNDING CORP., a Delaware corporation ("Bravo"), as Seller (the "Seller"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("Triple-A"), as Purchaser (the "Purchaser"), HPSC, INC., a Delaware corporation ("HPSC"), as Servicer (the "Servicer"), CAPITAL MARKETS ASSURANCE CORPORATION ("CapMAC"), as the Administrative Agent and the Collateral Agent (the "Administrative Agent" and the "Collateral Agent"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

     PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Purchaser, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Lease Receivables Purchase Agreement dated as of March 31, 2000, as amended through the date hereof (the "Receivables Purchase Agreement").

     In connection with a proposed securitization transaction (the "Transaction") to be entered into among HPSC, HPSC Equipment Receivables 2000-1 LLC I, a Delaware limited liability company and a wholly owned subsidiary of HPSC ("LLCI") and HPSC Equipment Receivables 2000-1 LLC II, a Delaware limited liability company and a wholly owned subsidiary of HPSC ("LLCII"), it is contemplated that (i) Triple-A will release its interest in certain Purchased Receivables and related property to Bravo pursuant to the terms of the Release Agreement dated as of December 20, 2000 among HPSC, Bravo, Triple-A and CapMAC, a copy of which is attached hereto as EXHIBIT A (the "Release Agreement"), and
(ii) Bravo will transfer certain Purchased Receivables and related property to LLCI or LLCII pursuant to the terms of the Receivables Transfer Agreement dated as of December 1, 2000 among Bravo, LLCI, LLCII and certain other entities, a copy of which is attached hereto as EXHIBIT B (the "Receivables Transfer Agreement", the "Receivables Transfer Agreement" and the Release Agreement are sometimes referred to herein, collectively, as the "Assignment Agreements").

     The Seller, the Servicer, the Administrative Agent and the Collateral Agent have agreed with the Purchaser to effect the Transaction and the other actions and modifications described in the foregoing paragraph. Each of the parties hereto has consented to such proposed Transaction, as hereinafter set forth.

     SECTION 1. CONSENT. The parties hereto consent to the entry of each of Triple-A and Bravo into each of the Assignment Agreements to which it is a party, the participation of each of Triple-A and Bravo in the Transaction and the performance by each of Triple-A and Bravo of each of its respective obligations under each of the relevant Assignment Agreements to


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which it is a party. In addition, the Receivables Purchase Agreement is hereby amended to permit each of Triple-A and Bravo to enter into each of the Assignment Agreements to which it is a party and to require (i) Triple-A to release its interests in certain Purchased Receivables and related property identified in the Release Agreement pursuant to the terms thereof, upon the receipt by Triple-A of the "Release Amount" thereunder, and (ii) Bravo to assign its interests in certain Initial Conveyed Assets identified and defined in the Receivables Transfer Agreement pursuant to the terms thereof, upon the receipt by Bravo of the purchase amount payable to Bravo thereunder. Notwithstanding anything to the contrary herein, the parties hereto do not consent to any assignment of any assets by Bravo other than the assignment on the date hereof of the Initial Conveyed Assets (as defined in the Receivables Transfer Agreement).

     SECTION 2. CONDITIONS PRECEDENT. This Consent shall become effective as of the date hereof upon receipt by the Administrative Agent or its counsel of (i) counterpart signature pages of this Consent, executed by each of the parties hereto, (ii) counterpart signature pages of each of the Assignment Agreements, executed by each of the parties thereto, and (iii) each of the deliveries required to be made under each such Assignment Agreement on the "Closing Date" thereof.

     SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER.

     (a) Upon the effectiveness of this Consent, each of the Seller and the Servicer hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Event of Termination, Unmatured Event of Termination, Wind-Down Event, Unmatured Wind-Down Event, Servicing Termination Event or event which, with the giving of notice or the passage of time or both, would constitute a Servicing Termination Event, is in effect or is continuing, or will be in effect or be continuing either before or after giving effect to the transactions anticipated hereby and by the Assignment Agreements.

     (b) Each of the Seller and the Servicer hereby represents and warrants that this Consent constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

     SECTION 4. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.

     (a) Upon the effectiveness of this Consent, (i) each reference in the Receivables Purchase Agreement to the "Triple-A Purchase Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and
(ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.


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     (b) Except as specifically amended above, the terms and conditions of the
Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

     SECTION 5. EXECUTION IN COUNTERPARTS. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 6. GOVERNING LAW. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. HEADINGS. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 8. FEES AND EXPENSES. The Seller hereby confirms its agreement to pay, or cause to be paid, on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Consent, each of the Assignment Agreements and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]


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     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                   HPSC BRAVO FUNDING CORP., as Seller


                                   By: /s/        [illegible signature]
                                       -----------------------------------------
                                       Title: Chairman

                                   Sixty State Street
                                   35th Floor
                                   Boston, MA 02109-1803
                                   Attn: President
                                   Facsimile No.: (617) 720-7299

                                   HPSC, INC., as Servicer


                                   By: /s/        [illegible signature]
                                       -----------------------------------------
                                       Title: VP, CFO


                                   By:
                                       -----------------------------------------
                                       Title:

                                   Sixty State Street
                                   35th Floor
                                   Boston, MA 02109-1803
                                   Attn: Vice President, Finance
                                   Facsimile No.: (617) 720-7272


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                                   TRIPLE-A ONE FUNDING CORPORATION,
                                   as Purchaser

                                   By:  Capital Markets Assurance Corporation,
                                        as its attorney-in-fact


                                   By /s/ Robert M. Lupoli
                                     -------------------------------------------
                                     Name: Robert M. Lupoli
                                     Title: Director

                                   113 King Street
                                   Armonk, New York 10504
                                   Attn: Head of Exposure Management
                                   Facsimile No.: (914) 765-3810

                                   CAPITAL MARKETS ASSURANCE
                                   CORPORATION,
                                   as Administrative Agent and Collateral Agent


                                   By /s/ Robert M. Lupoli
                                     -------------------------------------------
                                     Name: Robert M. Lupoli
                                     Title: Director

                                   113 King Street
                                   Armonk, New York 10504
                                   Attn: Head of Exposure Management
                                   Facsimile No.: (914) 765-3810


                               signature page 2 to
                                     Consent